Virtus Equity Trust

Virtus Opportunities Trust

Supplement dated September 28, 2009 to the Prospectuses and

Statement of Additional Information (“SAI”) dated June 22, 2009 for Virtus Equity Trust and to the Prospectuses dated January 31, 2009 and March 2, 2009 and SAI dated March 2, 2009 for Virtus Opportunities Trust, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective on December 1, 2009 (the “Closing Date”), Class B Shares of the Virtus Mutual Funds will no longer be available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (as defined below). Shareholders who own Class B Shares as of the Closing Date may continue to hold such shares until they convert to Class A Shares under the existing conversion schedule, as described in each Fund’s prospectus. All other Class B Share characteristics, including but not limited to 12b-1 plan fees, contingent deferred sales charges, shareholder service fees, and conversion features will remain unchanged.

On and after the Closing Date, the Funds will only offer Class B Shares to existing shareholders through the following types of “Qualifying Transactions”:

1.	Dividends and/or capital gain distributions may continue to be reinvested in Class B Shares.
2.	Shareholders may exchange their Class B Shares of a Virtus Mutual Fund for Class B Shares of other Virtus Mutual Funds, as permitted by existing exchange privileges.

Any initial or additional purchase requests for a Fund’s Class B Shares received on or after the Closing Date will be rejected (other than through a Qualifying Transaction).

Class B shareholders with systematic investment plans involving investments in Class B Shares will no longer be able to make automatic investments into Class B Shares after the Closing Date. Shareholders who do not want their automatic investments to be discontinued must provide alternative investment instructions prior to the Closing Date. Such investment instructions may include investments into another class of the same Fund or another class of a different Fund.

On and after the Closing Date, shareholders who own Class B Shares of a Fund may purchase Class A Shares or Class C Shares of the same fund without regard to the normal initial investment minimum for such shares. Such purchases will be subject to any applicable sales charges. For purposes of determining any applicable sales load, the value of an investor’s account will be deemed to include the value of all applicable shares in eligible accounts, including a Class B Share account. For additional information see “What arrangement is best for you?” in each Fund’s prospectus. Investors should also consult their financial advisors for more information regarding Class A Shares and Class C Shares of the Funds.

Effective on the Closing Date, each Fund’s prospectus is revised by eliminating all references to the ability to purchase Class B Shares of the Funds, except by existing investors and only through Qualifying Transactions. Additionally, in each Fund’s prospectus, the second bullet in the description of minimum initial investments is amended to add the following sentence: “Additionally, shareholders who own Class B Shares of a Fund may purchase Class A Shares or Class C Shares of the same Fund without regard to the minimum initial investment requirements.”

Investors should retain this supplement with the Prospectus and/or SAI for future reference.

VET&VOT 8207 CloseBShares (09/09)